Exhibit 11

ARTICLE XV

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Winter Sports, Inc. (the “Company”) on Form 10-KSB for the period ending May 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jami M. Phillips, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

This certification is being furnished solely to comply with the requirements of 18 U.S.C. Section 1350, and shall not be incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of Securities Exchange Act of 1934, or otherwise be deemed to be filed as part of the Report or under such Acts.

/s/ Jami M. Phillips ———————————
Jami M. Phillips
Chief Financial Officer

August 29, 2002